EXHIBIT 10.14 (a)
- ------------------

FEDERAL COMMUNICATIONS
COMMISSION
WASHINGTON, D.C. 20554
- ------------------------
OFFICIAL BUSINESS
PENALTY FOR PRIVATE USE $300

[POSTAGE STAMP]

POSTAGE AND FEES PAID
FEDERAL COMMUNICATIONS
COMMISSION
FCC 615

ROY H. PARK B/C OF WASHINGTON, INC.
KEZX  AM STATION
2615 4TH AVENUE, STE 150
SEATTLE, WA 98121




LICENSE RENEWAL AUTHORIZATION
- -----------------------------

THIS IS TO NOTIFY YOU THAT YOUR
APPLICATION FOR RENEWAL OF LICENSE
WAS GRANTED ON 01-31-94 FOR A TERM
EXPIRING ON  02-01-95.  SHORT TERM
SUBJECT GRANTED TO THE EEO REPORTING CONDITIONS SPECIFIED ON THE
ATTACHED AUTHORIZATION.

FREQUENCY:     1150 KHZ

THIS IS YOUR LICENSE RENEWAL
AUTHORIZATION FOR STATION KEZX.

LOCATION:      SEATTLE, WA

THIS ALSO IS THE RENEWAL CERTIFICATE
FOR YOUR CURRENTLY AUTHORIZED
AUXILIARY SERVICES.

THIS CARD MUST BE POSTED WITH THE
STATION'S LICENSE CERTIFICATE AND ANY
SUBSEQUENT MODIFICATIONS.

FCC 372 (7/87) NOTIFICATION

Exhibit 10.14(b)
- ------------------

FEDERAL COMMUNICATIONS
COMMISSION
WASHINGTON, D.C. 20554
- -----------------------
OFFICIAL BUSINESS
PENALTY FOR PRIVATE USE $300

[POSTAGE STAMP]

POSTAGE AND FEES PAID
FEDERAL COMMUNICATIONS
COMMISSION
FCC 615

ROY H. PARK BROADCASTING OF WASH
KEZX - FM   FM STATION
3876 BRIDGE WAY NORTH
SEATTLE, WA 98103





LICENSE RENEWAL AUTHORIZATION
- --------------------------------

THIS IS TO NOTIFY YOU THAT YOUR
APPLICATION FOR RENEWAL OF LICENSE
WAS GRANTED ON 01-31-94 FOR A TERM
EXPIRING ON 02-01-95.   (SHORT TERM) SUBJECT GRANTED TO  THE EEO
REPORTING CONDITIONS SPECIFIED ON THE ATTACHED AUTHORIZATION.

THIS IS YOUR LICENSE RENEWAL
AUTHORIZATION FOR STATION KEZX - FM.

LOCATION:      SEATTLE, WA

THIS ALSO IS THE RENEWAL CERTIFICATE
FOR YOUR CURRENTLY AUTHORIZED
AUXILIARY SERVICES.

THIS CARD MUST BE POSTED WITH THE
STATION'S LICENSE CERTIFICATE AND ANY
SUBSEQUENT MODIFICATIONS.

FCC 372 (7/87) NOTIFICATION